Exhibit 10.6

CANADIAN RECEIVABLES SALE TERMINATION

AND REASSIGNMENT AGREEMENT

THIS CANADIAN RECEIVABLES SALE TERMINATION AND REASSIGNMENT AGREEMENT (this “Agreement”), dated as of May 25, 2008 (the “Effective Date”), by and among DEJ 98 FINANCE, LLC, a Delaware limited liability company (“SPE”), WOLVERINE TUBE (CANADA) INC., an Ontario corporation (“Originator”), THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, individually (“CIT/BC”) and as co-agent (the “Co-Agent”), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, individually (“Wachovia” and, together with CIT/BC, the “Purchasers”) and as agent for the Purchasers (in such capacity, the “Agent” and, together with the Co-Agent, the “Agents”).

PRELIMINARY STATEMENTS

A. SPE and Originator are parties to that certain Canadian Receivables Sale Agreement, dated as of April 4, 2006 (as amended, supplemented or otherwise modified from time to time, the “Canadian Sale Agreement”), pursuant to which Originator has sold, transferred and conveyed to the SPE, and the SPE has acquired from Originator, all right, title and interest in: (i) all Receivables conveyed under the Canadian Sale Agreement, (ii) all Related Security with respect to each such Receivable, (iii) all Collections with respect to each such Receivable, (iv) the Lock-Boxes and Collection Accounts described on Exhibit III to the Canadian Sale Agreement, and (v) all proceeds of any of the foregoing ((i) through (v) collectively, the “Canadian Assets”). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Canadian Sale Agreement or, if not defined therein, in the Purchase Agreement (hereinafter defined).

B. SPE has sold undivided interests and granted a security interest in, among other things, the Canadian Assets pursuant to that certain Second Amended and Restated Receivables Purchase Agreement (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the “Purchase Agreement”), dated as of February 21, 2008, by and among SPE, as Seller, Wolverine Finance, LLC, a Tennessee limited liability company, as initial Servicer, Wolverine Tube, Inc., a Delaware corporation, as Performance Guarantor, CIT/BC, Wachovia and the Agents. As of the date hereof, there are no amounts outstanding in respect of the Canadian Assets under the Purchase Agreement, so the undivided ownership interest of the Agents and the Purchasers in the Canadian Assets is now equal to 0%.

C. The parties desire to terminate the Canadian Sale Agreement and the Collection Agreement executed in connection therewith (collectively, the “Canadian Transaction Agreements”) and all of the obligations of SPE to purchase any Receivables and Related Security pursuant to the Canadian Sale Agreement, and to provide for the reassignment by the Agents and the Purchasers to SPE, and by SPE to Originator, of all right, title and interest in and to the Canadian Assets other than the Excluded Receivables (as defined below).

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Reconveyances.

(a) Subject to the terms and conditions of this Agreement (including, without limitation, the conditions set forth in Section 4 hereof), and effective as of the Effective Date:

(i) The Agents and the Purchasers do hereby release all liens on, security interests in, and all other right, title and interest in and to all of the Canadian Assets; and

(ii) SPE does hereby sell, assign, transfer and convey, without recourse, representation or warranty (except as specifically set forth in Section 6 hereof), and Originator does hereby purchase and accept the assignment and transfer from SPE, of all of its right, title and interest in and to all of the Canadian Assets other than the Receivables listed on Exhibit A hereto (the “Excluded Receivables”). In consideration for such transfer and assignment, Originator shall pay to SPE on the Effective Date, US$7,540,199.24 and CDN$21,259,621.42 (collectively, the “Reconveyance Amount”).

SPE hereby agrees that it shall have no recourse against any of the Agents or Purchasers with respect to the Canadian Assets or any portion thereof sold, assigned, transferred and reconveyed hereunder (except for recourse against the Agents for the breach of representation and warranty by the Agents pursuant to Section 6 hereof). Originator hereby agrees that it shall have no recourse against SPE, any of the Agents or Purchasers with respect to the Canadian Assets or any portion thereof sold, assigned, transferred and reconveyed hereunder (except for recourse against SPE or such Agent or Purchaser, as the case may be, for the breach of representation and warranty by such Person pursuant to Section 6 hereof).

(b) At or before 5:00 p.m. (Toronto time) on the Effective Date, Originator shall pay to SPE the Reconveyance Amount by way of wire transfer of immediately available funds directed in accordance with the Purchase Agreement.

2. Termination and Release. Subject to the terms and conditions of this Agreement, upon payment by Originator of the Reconveyance Amount in accordance with the provisions of Section 1(b) and SPE’s receipt thereof, all right, title and interest (including any and all liens and security interests) of SPE in or to the Canadian Assets other than the Excluded Receivables shall terminate and be released without further action, all as of the Effective Date.

3. Termination of Canadian Transaction Agreements. Subject to the terms and conditions of this Agreement, upon payment by Originator of the Reconveyance Amount in accordance with the provisions of Section 1(b) and SPE’s receipt thereof, the Canadian Transaction Agreements shall terminate and all obligations of the parties thereunder (including without limitation any and all obligations thereunder to purchase, sell, contribute or service the Receivables and the Collections originally conveyed under the Canadian Sale Agreement) shall terminate, except that (i) the rights and remedies with respect to any breach of any representation and warranty made by Originator pursuant to Article II of the Canadian Sale Agreement, the indemnification and payment provisions set forth in Article VI of the Canadian Sale Agreement, and the provisions of Sections 6.1, 6.4(b), 7.4., 7.5 and 7.6, of the Canadian Sale Agreement shall be continuing and shall survive the execution and delivery of this Agreement and the termination of the Canadian Sale Agreement, (ii) Originator shall continue to be obligated to SPE for amounts constituting payments made in respect of its obligations and liabilities under the Canadian Transaction Agreements that are rescinded for any reason or must be otherwise returned or refunded by SPE (or by any Agent or any Purchaser, as SPE’s assignees), whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and Originator agrees that in any such case such liabilities or obligations shall be automatically reinstated; and (iii) the provisions of the last two sentences of Section 1(a) of this Agreement shall continue as provided herein (the provisions described in the foregoing clauses (i) through (iii) are herein called the “Surviving Provisions”).

4. Effectiveness of this Agreement. This Agreement shall be effective as of the Effective Date upon the satisfaction of all of the following conditions precedent:

(a) One or more counterparts of this Agreement shall have been executed and delivered by Originator, SPE, the Purchasers and the Agents; and

(b) SPE shall have received payment of the Reconveyance Amount from Originator in accordance with Section 1(b) above.

5. Further Assurances, Etc. Each of SPE, the Agents and the Purchasers hereby agrees to duly authorize and deliver such Uniform Commercial Code financing statements (or amendments or terminations thereof) and the applicable Canadian provincial security registration statements and such Lock-Box and Collection Account transfers or instructions, and such other documents and to do such further acts and things, as Originator may reasonably request from time to time in order to more fully effectuate the transactions contemplated by this Agreement; provided, however, that any and all such financing statements (or amendments or terminations thereof) and Canadian provincial security registration statements and such Lock-Box and Collection Account transfers or instructions, and such other documents shall be prepared and/or recorded at Originator’s expense.

6. Representations and Warranties.

(a) Each of the Agents, the Purchasers and SPE represents and warrants that it has the full corporate or limited liability company (as applicable) power and authority to execute and deliver this Agreement and to perform its obligations hereunder and that this Agreement has been duly and validly executed and delivered by it (and assuming the due and valid execution and delivery hereof by all other parties hereto) constitutes a legal, valid and binding obligation of such party enforceable against it in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principles of equity.

(b) Each of the Agents, the Purchasers and SPE hereby represents and warrants that it is transferring its right, title and interest in and to the Canadian Assets free and clear of any Adverse Claim created or granted by it. Except as set forth in the immediately preceding sentence, none of the Agents, the Purchasers or SPE makes any representation or warranty or assumes any responsibility with respect to the Canadian Assets.

7. Parties’ Intent. It is the express intent and understanding of the parties hereto that this Agreement shall vest in Originator all right, title and interest of SPE, the Agents and the Purchasers in and to the Canadian Assets (other than the Excluded Receivables) and that this Agreement shall constitute a valid release of any interest in the Canadian Assets by the Agent and the Purchasers to SPE, and a valid sale of the Canadian Assets (other than the Excluded Receivables) by SPE to Originator, enforceable against all of their respective creditors and purchasers, free and clear of all Adverse Claims created by them; provided, however, that the foregoing language in this Section 7 shall in no way be deemed to be a representation or warranty as to such by any such Person, it being understood that the only representations and warranties of the parties hereto are contained in Section 6 hereof. The parties hereto further intend that the transactions contemplated herein shall be consummated notwithstanding anything to the contrary in the Canadian Transaction Agreements, the Purchase Agreement or the documents associated therewith, and they therefore consent to this Agreement and the transactions contemplated hereby.

8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

9. Miscellaneous. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Canadian Receivables Sale Termination and Reassignment Agreement to be executed by their respective duly authorized representatives.

WOLVERINE TUBE (CANADA) INC.

By:	/s/ Tim Watkins
Name:	Tim Watkins
Title:	Controller,
Wolverine Tube Canada, Inc.

DEJ 98 FINANCE, LLC

By:	/s/ David A. Owen
Name:	David A. Owen
Title:	Member, Board of Managers

THE CIT GROUP/BUSINESS CREDIT, INC.,
INDIVIDUALLY AND AS CO-AGENT

By:	/s/ Alan Strauss
Name:	Alan Strauss
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,
INDIVIDUALLY AND AS AGENT

By:	/s/ Elizabeth R. Wagner
Name:	Elizabeth Wagner
Title:

EXHIBIT A

EXCLUDED RECEIVABLES

			INVOICE AMOUNT
CUSTOMER	CCN	INVOICE #	CDN $	US $
Alliance International	2502	CD 674973	$272.34
St. Jacobs, ON		CL 689125	23,039.48
		CL 690067	343.93
		CL 690082	174,737.93
		CL 690408	63,390.60

TOTAL			$261,784.28

Cello Products Inc.	1069	LO 690505	54,029.80
Cambridge, ON		LO 690506	16,070.15
		LO 690507	54,763.59

TOTAL			$124,863.54

Elkhart Products Corp	5054	CL 907090		$1,264.88
Elkhart, IN		CL 907091		948.32
		CL 907092		2,212.51
		CL 907093		1,813.85
		CL 907094		221.02
		CL 907095		2,209.10
		CL 907096		3,478.04
		EC 907089		1,096.32
		EC 907097		3,908.82
		EC 907109		2,788.16
		EC 688194		99,919.79
		EC 688371		33,403.34
		EC 688374		49,578.31
		EC 688375		19,389.19
		EC 688377		17,968.83
		EC 688638		46,045.19
		EC 688755		100,285.91
		EC 689114		27,037.59
		EC 689313		101,282.51
		EC 689474		15,594.31
		EC 689477		2,945.09
		EC 689479		8,713.25
		EC 689833		8,453.47
		EC 689829		22,710.22
		EC 689831		39,727.71
		EC 689832		18,762.12

			INVOICE AMOUNT
CUSTOMER	CCN	INVOICE #	CDN $	US $
Elkhart (cont’d)	5054	EC 689871		12,499.23
		EC 689872		14,481.13
		EC 689873		4,952.65
		EC 689874		8,429.22
		EC 689876		4,895.95
		EC 689877		4,826.35
		EC 689941		14,889.23
		EC 689983		1,224.56
		EC 689984		9,510.78
		EC 690028		4,840.37
		EC 690029		5,363.71
		LO 690036		12,759.46
		EC 690130		12,125.87
		EC 690131		5,718.80
		EC 690132		10,763.04
		EC 690133		3,306.65
		EC 690174		5,338.52
		EC 690175		3,278.83
		EC 690176		4,250.50
		EC 690240		13,502.60
		EC 690241		20,440.75
		EC 690243		8,954.65
		EC 690244		1,397.64
		EC 690246		7,141.13
		EC 690148		5,183.73
		EC 690239		15,994.42
		EC 690242		10,751.25
		EC 690245		21,770.28
		EC 690247		10,131.48
		EC 690249		7,237.60
		EC 690250		11,437.31
		EC 690251		13,832.23
		EC 690292		4,596.61
		EC 690293		9,799.22
		EC 690294		15,478.65
		EC 690297		8,440.07
		EC 690355		2,677.81
		EC 690356		5,006.21
		EC 690357		3,836.66
		EC 690360		2,662.46
		EC 690361		4,800.22
		EC 690362		2,232.54
		EC 690416		4,004.54
		EC 690498		26,830.88
		EC 690499		8,755.82
		EC 690500		2,470.89
		EC 690501		3,721.95

			INVOICE AMOUNT
CUSTOMER	CCN	INVOICE #	CDN $	US $
Elkhart (cont’d)	5054	EC 690502		8,041.52
		EC 690503		7,107.07
		EC 690504		6,701.33
		EC 690532		10,390.38
		LO 690544		12,303.20
		EC 690558		7,310.05
		EC 690593		7,026.57
		EC 690594		7,137.12
		EC 690595		9,134.11
		EC 690596		35,635.62
		EC 690597		13,383.12
		EC 690598		3,686.12
		EC 690599		18,378.78
		EC 690609		1,967.61
		EC 690610		4,934.94
		EC 690634		4,058.42
		EC 690678		3,398.55
		EC 690693		14,028.06
		EC 690733		4,671.38
		EC 690734		5,919.98
		EC 690765		10,261.62
		EC 690766		6,374.27
		EC 690796		13,616.81
		LO 690893		12,743.98
		EC 690947		49,834.78
		EC 690948		19,043.76
		EC 690949		36,641.78
		EC 690950		5,087.14
TOTAL				$1,367,120.37

			INVOICE AMOUNT
CUSTOMER	CCN	INVOICE #	CDN $	US $
Wolseley Canada, Inc.		CL 689506	$17,600.46
Laval, QC		Cl 689778	43,433.27
		CL 689780	133,755.12
		CL 689878	6,929.46
		CL 689880	5,952.21
		CL 689918	16,080.03
		CL 689949	692.96
		CL 689950	5,134.64
		CL 689951	4,947.81
		CL 689957	8,526.21
		CL 689958	25,623.44
		CL 689959	8,298.77
		CL 689963	10,083.49
		CL 689965	5,289.10
		CL 689966	12,955.59
		CL 690015	41,360.30
		CL 690018	59,484.11
		CL 690021	40,996.47
		CL 690633	420.57
		CL 690643	5,395.09
		CL 690646	4,701.42
		CL 690647	14,064.24
		CL 690664	69,104.75
		CL 690699	2,018.74
		CL 690704	1,202.22
		CL 690705	3,639.27
		CL 690721	13,160.26
		CL 690725	11,875.17
		CL 690727	12,366.83
		CL 690822	1,345.84
		CL 690834	3,051.81
		CL 690958	18,447.34
		CL 690986	8,116.20
		CL 691002	24,183.15
		CL 691006	12,227.72
		CL 690671	38,615.88
		CL 690980	12,830.45
		CL 690981	2,371.72
		CL 69068	1,088.90
		CL 690076	9,901.54
TOTAL			$717,272.55

			INVOICE AMOUNT
CUSTOMER	CCN	INVOICE #	CDN $	US $
W.C. Wood Co. Ltd.		LO 690813		$65,942.23
Guelph, ON		LO 690814		27,360.22
TOTAL				$93,302.45